Exhibit 10.6


                               COMCAST CORPORATION

                           2002 RESTRICTED STOCK PLAN

             (As Amended And Restated, Effective February 26, 2003)



     1. BACKGROUND AND PURPOSE
        ----------------------

         COMCAST CORPORATION, a Pennsylvania corporation (formerly known as AT&T Comcast Corporation), hereby amends and restates the Comcast Corporation 2002 Restricted Stock Plan (the "Plan"), effective February 26, 2003. The purpose of the Plan is to promote the ability of Comcast Corporation to retain certain key employees and enhance the growth and profitability of Comcast Corporation by providing the incentive of long-term awards for continued employment and the attainment of performance objectives.

     2. DEFINITIONS
        -----------

          (a) "Active Grantee" means each Grantee who is actively employed by a Participating Company.

          (b) "Affiliate" means, with respect to any Person, any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, the term "control," including its correlative terms "controlled by" and "under common control with," mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          (c) "AT&T Broadband Transaction" means the acquisition of AT&T Broadband Corp. (now known as Comcast Cable Communications Holdings, Inc.) by the Company.

          (d) "Award" means an award of Restricted Stock granted under the Plan.

          (e) "Board" means the Board of Directors of the Company.

          (f) "Change of Control" means any transaction or series of transactions as a result of which any Person who was a Third Party immediately before such transaction or series of transactions owns then-outstanding securities of the Company such that such Person has the ability to direct the management of the Company, as determined by the Board in its discretion. The Board may also determine that a Change of Control shall occur upon the completion of one or more proposed transactions. The Board's determination shall be final and binding.

          (g) "Code" means the Internal Revenue Code of 1986, as amended.



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          (h) "Comcast Plan" means any restricted stock, stock bonus, stock option or other compensation plan, program or arrangement established or maintained by the Company or an Affiliate, including but not limited to this Plan, the Comcast Corporation 2003 Stock Option Plan, the Comcast Corporation 2002 Stock Option Plan, the Comcast Corporation 1996 Stock Option Plan, Comcast Corporation 1987 Stock Option Plan and the Comcast Corporation 2002 Deferred Stock Option Plan.

          (i) "Committee" means the Compensation Committee of the Board.

          (j) "Company" means Comcast Corporation, a Pennsylvania corporation, as successor to Comcast Holdings Corporation (formerly known as Comcast Corporation), including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.

          (k) "Date of Grant" means the date on which an Award is granted.

          (l) "Deceased Grantee" means:

               (i) a Grantee whose employment by a Participating Company is terminated by death; or

               (ii) a Grantee who dies following termination of employment by a
                    Participating Company.

          (m) "Disabled Grantee" means:

               (i) a Grantee whose employment by a Participating Company is terminated by reason of disability;

               (ii) a Grantee who becomes disabled (as determined by the
                    Committee) following termination of employment by a Participating Company; or

               (iii) the duly-appointed legal guardian of an individual
                    described in Paragraph 2(m)(i) or 2(m)(ii) acting on behalf of such individual.

          (n) "Election" means a written election on a form provided by the Committee, filed with the Committee in accordance with Paragraph 8, pursuant to which a Grantee:

               (i) elects, within the time or times specified in Paragraph 8, to defer the distribution date of Restricted Stock; and

               (ii) designates the distribution date of Restricted Stock.

          (o) "Eligible Employee" means a management employee of a Participating Company, as determined by the Committee.

          (p) "Grantee" means an Eligible Employee who is granted an Award.


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          (q) "Normal Retirement" means a Grantee's termination of employment that is treated by the Participating Company as a retirement under its employment policies and practices as in effect from time to time.

          (r) "Other Available Shares" means, as of any date, the sum of:

               (i) the total number of Shares owned by a Grantee that were not acquired by such Grantee pursuant to a Comcast Plan or otherwise in connection with the performance of services to the Company or an Affiliate; plus

               (ii) the excess, if any of:

                    (1) the total number of Shares owned by a Grantee other than the Shares described in Paragraph 2(r)(i); over

                    (2)  the sum of:

                          (A) the number of such Shares owned by such Grantee
                   for less than six months; plus

                          (B) the number of such Shares owned by such Grantee
                   that has, within the preceding six months, been the subject of a withholding certification pursuant to Paragraph 9(c)(ii) or any similar withholding certification under any other Comcast Plan; plus

                          (C) the number of such Shares owned by such Grantee
                   that has, within the preceding six months, been received in exchange for Shares surrendered as payment, in full or in part, or as to which ownership was attested to as payment, in full or in part, of the exercise price for an option to purchase any securities of the Company or an Affiliate of the Company, under any Comcast Plan, but only to the extent of the number of Shares surrendered or attested to; plus

                          (D) the number of such Shares owned by such Grantee as
                   to which evidence of ownership has, within the preceding six months, been provided to the Company in connection with the crediting of "Deferred Stock Units" to such Grantee's Account under the Comcast Corporation 2002 Deferred Stock Option Plan (as in effect from time to time).

         For purposes of this Paragraph 2(r), a Share that is subject to a deferral election pursuant to Paragraph 8 or another Comcast Plan shall not be treated as owned by a Grantee until all conditions to the delivery of such Share have lapsed. The number of Other Available Shares shall be determined separately for Common Stock and for the Company's Class A Special Common Stock, par value $0.01. For purposes of determining the number of Other Available


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Shares, the term "Shares" shall also include the securities held by a
Participant immediately before the consummation of the AT&T Broadband Transaction that became Shares as a result of the AT&T Broadband Transaction.

          (s) "Participating Company" means the Company and each of the Subsidiary Companies.

          (t) "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization.

          (u) "Plan" means the Comcast Corporation 2002 Restricted Stock Plan, as set forth herein, and as amended from time to time.

          (v) "Plan Year" means the 365-day period (or the 366-day period) extending from January 3 to the next following January 2.

          (w) "Restricted Stock" means Shares subject to restrictions as set forth in an Award.

          (x) "Retired Grantee" means a Grantee who has terminated employment pursuant to a Normal Retirement.

          (y) "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as in effect from time to time.

          (z)  "Share" or "Shares" means:

               (i) except as provided in Paragraph 2(z)(ii), a share or shares of Class A Common Stock, par value $0.01, of the Company.

               (ii) with respect to Awards granted before the consummation of the AT&T Broadband Transaction as to which restrictions upon shares have not lapsed, and for purposes of Paragraphs 2(r) and 9(c), the term "Share" or "Shares" also means a share or shares of the Company's Class A Special Common Stock, par value, $0.01.

          (aa) "Subsidiary Companies" means all business entities that, at the time in question, are subsidiaries of the Company, within the meaning of section 424(f) of the Code.

          (bb) "Terminating Event" means any of the following events:

               (i) the liquidation of the Company; or

               (ii) a Change of Control.


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          (cc) "Third Party" means any Person, together with such Person's
     Affiliates, provided that the term "Third Party" shall not include the Company or an Affiliate of the Company.

          (dd) "1933 Act" means the Securities Act of 1933, as amended.

          (ee) "1934 Act" means the Securities Exchange Act of 1934, as amended.

     3. RIGHTS TO BE GRANTED
        --------------------

         Rights that may be granted under the Plan are rights to Restricted Stock, which gives the Grantee ownership rights in the Shares subject to the Award, subject to a substantial risk of forfeiture, as set forth in Paragraph 7, and to deferred payment, as set forth in Paragraph 8.

     4. SHARES SUBJECT TO THE PLAN
        ---------------------------

          (a) Not more than 10,750,000 Shares in the aggregate may be issued under the Plan pursuant to the grant of Awards, subject to adjustment in accordance with Paragraph 10. The Shares issued under the Plan may, at the Company's option, be either Shares held in treasury or Shares originally issued for such purpose.

          (b) If Restricted Stock is forfeited pursuant to the term of an Award, other Awards with respect to such Shares may be granted.

     5. ADMINISTRATION OF THE PLAN
        --------------------------

          (a)  Administration. The Plan shall be administered by the Committee.

          (b) Grants. Subject to the express terms and conditions set forth in the Plan, the Committee shall have the power, from time to time, to:

               (i) select those Employees to whom Awards shall be granted under the Plan, to determine the number of Shares to be granted pursuant to each Award, and, pursuant to the provisions of the Plan, to determine the terms and conditions of each Award, including the restrictions applicable to such Shares; and

               (ii) interpret the Plan's provisions, prescribe, amend and rescind rules and regulations for the Plan, and make all other determinations necessary or advisable for the administration of the Plan.

The determination of the Committee in all matters as stated above shall be conclusive.

          (c) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.


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          (d) Exculpation. No member of the Committee shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Awards thereunder unless (i) the member of the Committee has breached or failed to perform the duties of his office, and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this Paragraph 5(d) shall not apply to the responsibility or liability of a member of the Committee pursuant to any criminal statute.

          (e) Indemnification. Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company' s Articles of Incorporation and By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Awards thereunder in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of the action, suit or proceeding.

          (f) Delegation of Authority. The Committee may delegate to an officer of the Company, or a committee of two or more officers of the Company, discretion under the Plan to grant Restricted Stock to any employee or officer of the Company or a Subsidiary Company who, at the time of the grant, has a base salary of less than $250,000. Such delegation of authority shall continue in effect until the earliest of:

               (i) such time as the Committee shall, in its discretion, revoke such delegation of authority;

               (ii) the delegate shall cease to be an employee of the Company for any reason; or

               (iii) the delegate shall notify the Committee that he declines to continue exercise such authority.

     6. ELIGIBILITY
        -----------

         Awards may be granted only to Eligible Employees, as determined by the Committee. No Awards shall be granted to an individual who is not an employee of a Participating Company.

     7. RESTRICTED STOCK AWARDS
        -----------------------

         The Committee may grant Awards in accordance with the Plan. The terms and conditions of Awards shall be set forth in writing as determined from time to time by the Committee, consistent, however, with the following:

          (a) Time of Grant. All Awards shall be granted within ten (10) years from the date of adoption of the Plan by the Board.


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          (b) Shares Awarded. The provisions of Awards need not be the same with respect to each Grantee. No cash or other consideration shall be required to be paid by the Grantee in exchange for an Award.

          (c) Awards and Agreements. A certificate shall be issued to each Grantee in respect of Shares subject to an Award. Such certificate shall be registered in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The Company may require that the certificate evidencing such Restricted Stock be held by the Company until all restrictions on such Restricted Stock have lapsed.

          (d) Restrictions. Subject to the provisions of the Plan and the Award, during a period set by the Committee commencing with the Date of Grant, which, for Grantees who are subject to the short-swing profit recapture rules of section 16(b) of the 1934 Act by virtue of their position as either a director, officer or holder of more than 10 percent of any class of equity securities of the Company, shall extend for at least six (6) months from the Date of Grant, the Grantee shall not be permitted to sell, transfer, pledge or assign Restricted Stock awarded under the Plan.

          (e) Lapse of Restrictions. Subject to the provisions of the Plan and the Award, restrictions upon Shares subject to an Award shall lapse at such time or times and on such terms and conditions as the Committee may determine and as are set forth in the Award; provided, however, that the restrictions upon such Shares shall lapse only if the Grantee on the date of such lapse is, and has been an employee of a Participating Company continuously from the Date of Grant. The Award may provide for the lapse of restrictions in installments, as determined by the Committee. The Committee may, in its sole discretion, waive, in whole or in part, any remaining restrictions with respect to such Grantee's Restricted Stock. All references in Awards granted before the consummation of the AT&T Broadband Transaction as to which restrictions upon shares have not lapsed shall be deemed to be references to Comcast Corporation Class A Special Common Stock, par value $0.01.

          (f) Rights of the Grantee. Grantees may have such rights with respect to Shares subject to an Award as may be determined by the Committee and set forth in the Award, including the right to vote such Shares, and the right to receive dividends paid with respect to such Shares.

          (g) Termination of Grantee's Employment. A transfer of an Eligible Employee between two employers, each of which is a Participating Company, shall not be deemed a termination of employment. In the event that a Grantee terminates employment with all Participating Companies, all Shares remaining subject to restrictions shall be forfeited by the Grantee and deemed canceled by the Company.

          (h) Delivery of Shares. Except as otherwise provided by Paragraph 8, when the restrictions imposed on Restricted Stock lapse with respect to one or more Shares, the Company shall notify the Grantee that such restrictions no longer apply, and shall deliver to the Grantee (or the person to whom ownership rights may have passed by will or the



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

     laws of descent and distribution) a certificate for the number of Shares for which restrictions have lapsed without any legend or restrictions (except those that may be imposed by the Committee, in its sole judgment, under Paragraph 9(a)). The right to payment of any fractional Shares that may have accrued shall be satisfied in cash, measured by the product of the fractional amount times the fair market value of a Share at the time the applicable restrictions lapse, as determined by the Committee.

     8. DEFERRAL ELECTIONS
        -------------------

         A Grantee may elect to defer the receipt of Restricted Stock as to which restrictions have lapsed as provided by the Committee in the Award, consistent, however, with the following:

          (a)  Deferral Election.

               (i) Election. Each Grantee shall have the right to defer the receipt of all or any portion of the Restricted Stock as to which the Award provides for the potential lapse of applicable restrictions by filing an Election to defer the receipt of such Restricted Stock on a form provided by the Committee for this purpose.

               (ii) Deadline for Deferral Election. No Election to defer the receipt of Restricted Stock as to which the Award provides for the potential lapse of applicable restrictions shall be effective unless it is filed with the Committee on or before the last day of the calendar year ending before the first day of the Plan Year in which the applicable restrictions may lapse; provided that an Election to defer the receipt of Restricted Stock as to which the Award provides for the potential lapse of applicable restrictions within the same Plan Year as the Plan Year in which the Award is granted shall be effective if it is filed with the Committee on or before the earlier of (A) the 30th day following the Date of Grant or (B) the last day of the month that precedes the month in which the applicable restrictions may lapse.

          (b) Effect of Failure of Restrictions on Shares to Lapse. An Election shall be null and void if the restrictions on Restricted Stock do not lapse before the distribution date for such Restricted Stock identified in such Election by reason of the failure to satisfy any condition precedent to the lapse of the restrictions.

          (c) Deferral Period. Except as otherwise provided in Paragraph 8(d), all Restricted Stock that is subject to an Election shall be delivered to the Grantee (or the person to whom ownership rights may have passed by will or the laws of descent and distribution) without any legend or restrictions (except those that may be imposed by the Committee, in its sole judgment, under Paragraph 9(a)), on the distribution date for such Restricted Stock designated by the Grantee on the most recently filed Election. Subject to acceleration or deferral pursuant to Paragraph 8(d) or Paragraph 11, no distribution

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

     may be made earlier than January 2nd of the second calendar year beginning after the date on which the applicable restrictions may lapse, nor later than January 2nd of the tenth calendar year beginning after the date on which the applicable restrictions may lapse. The distribution date may vary with each separate Election.

          (d) Additional Deferral Election.

               (i) Each Active Grantee who has previously made an Election to receive a distribution of part or all of his or her Account, or who, pursuant to this Paragraph 8(d)(i) has made an Election to defer the distribution date for Restricted Stock for an additional period from the originally-elected distribution date, may elect to defer the distribution date for a minimum of two and a maximum of ten additional years from the previously-elected distribution date, by filing an Election with the Committee on or before the close of business on June 30 of the calendar year preceding the calendar year in which the distribution would otherwise be made.

               (ii) A Deceased Grantee's estate or beneficiary to whom the right to payment under the Plan shall have passed may elect to (A) defer the distribution date for the Deceased Grantee's Restricted Stock for a minimum of two additional years from the date payment would otherwise be made (provided that if an Election is made pursuant to this Paragraph 8(d)(ii)(A), the Deceased Grantee's deferred Restricted Stock shall be distributed in full on or before the fifth anniversary of the Deceased Grantee's death); or (B) accelerate the distribution date for the Deceased Grantee's Restricted Stock from the date payment would otherwise be made to January 2nd of the calendar year beginning after the Deceased Grantee's death. An Election pursuant to this Paragraph 8(d)(ii) must be filed with the Committee on or before the close of business on (x) the June 30 following the Grantee's death on or before May 1 of a calendar year,
                    (y) the 60th day following the Grantee's death after May 1 and before November 2 of a calendar year or (z) the December 31 following the Grantee's death after November 1 of a calendar year. One and only one Election shall be permitted pursuant to this Paragraph 8(d)(ii) with respect to a Deceased Grantee.

               (iii) A Disabled Grantee may elect to accelerate the distribution date of the Disabled Grantee's Restricted Stock from the date payment would otherwise be made to January 2nd of the calendar year beginning after the Grantee became disabled. An Election pursuant to this Paragraph 8(d)(iii) must be filed with the Committee on or before the close of business on the (x) the June 30 following the date the Grantee becomes a Disabled Grantee if the Grantee becomes a Disabled Grantee on or before May 1 of a



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                    calendar year, (y) the 60th day following the date the
                    Grantee becomes a Disabled Grantee if the Grantee becomes a Disabled Grantee after May 1 and before November 2 of a calendar year or (z) the December 31 following the date the Grantee becomes a Disabled Grantee if the Grantee becomes a Disabled Grantee after November 2 of a calendar year.

               (iv) A Retired Grantee may elect to defer the distribution date of the Retired Grantee's Restricted Stock for a minimum of two additional years from the date payment would otherwise be made (provided that if an Election is made pursuant to this Paragraph 8(d)(iv), the Retired Grantee's Account shall be distributed in full on or before the fifth anniversary of the Retired Grantee's Normal Retirement). An Election pursuant to this Paragraph 8(d)(iv) must be filed with the Committee on or before the close of business on the later of
                    (x) the June 30 following the Grantee's Normal Retirement on or before May 1 of a calendar year, (y) the 60th day following the Grantee's Normal Retirement after May 1 and before November 2 of a calendar year or (z) the December 31 following the Grantee's Normal Retirement after November 1 of a calendar year.

          (e) Status of Deferred Shares. A Grantee's right to delivery of Shares subject to an Election under this Paragraph 8 shall at all times represent the general obligation of the Company. The Grantee shall be a general creditor of the Company with respect to this obligation, and shall not have a secured or preferred position with respect to such obligation. Nothing contained in the Plan or an Award shall be deemed to create an escrow, trust, custodial account or fiduciary relationship of any kind. Nothing contained in the Plan or an Award shall be construed to eliminate any priority or preferred position of a Grantee in a bankruptcy matter with respect to claims for wages.

          (f) Non-Assignability, Etc. The right of a Grantee to receive Shares subject to an Election under this Paragraph 8 shall not be subject in any manner to attachment or other legal process for the debts of such Grantee; and no right to receive Shares hereunder shall be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.

     9. SECURITIES LAWS; TAXES
        ----------------------

          (a) Securities Laws. The Committee shall have the power to make each grant of Awards under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the 1933 Act and the 1934 Act, including Rule 16b-3. Such conditions may include the delivery by the Grantee of an investment representation to the Company in connection with the lapse of restrictions on Shares subject to an Award, or the execution of an agreement by the Grantee to refrain from selling or otherwise disposing of the Shares acquired for a specified period of time or on specified terms.


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          (b) Taxes. Subject to the rules of Paragraph 9(c), the Company shall be entitled, if necessary or desirable, to withhold the amount of any tax, charge or assessment attributable to the grant of any Award or lapse of restrictions under any Award. The Company shall not be required to deliver Shares pursuant to any Award until it has been indemnified to its satisfaction for any such tax, charge or assessment.

          (c) Payment of Tax Liabilities; Election to Withhold Shares or Pay Cash to Satisfy Tax Liability.

               (i) In connection with the grant of any Award or the lapse of restrictions under any Award, the Company shall have the right to (A) require the Grantee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for Shares subject to such Award, or (B) take any action whatever that it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Grantee's compliance, to the Company's satisfaction, with any withholding requirement.

               (ii) Except as otherwise provided in this Paragraph 9(c)(ii), any tax liabilities incurred in connection with grant of any Award or the lapse of restrictions under any Award under the Plan shall be satisfied by the Company's withholding a portion of the Shares subject to such Award having a fair market value approximately equal to the minimum amount of taxes required to be withheld by the Company under applicable law, unless otherwise determined by the Committee with respect to any Grantee. Notwithstanding the foregoing, the Committee may permit a Grantee to elect one or both of the following: (A) to have taxes withheld in excess of the minimum amount required to be withheld by the Company under applicable law; provided that the Grantee certifies in writing to the Company at the time of such election that the Grantee owns Other Available Shares having a fair market value that is at least equal to the fair market value to be withheld by the Company in payment of withholding taxes in excess of such minimum amount; and (B) to pay to the Company in cash all or a portion of the taxes to be withheld in connection with such grant or lapse of restrictions. In all cases, the Shares so withheld by the Company shall have a fair market value that does not exceed the amount of taxes to be withheld minus the cash payment, if any, made by the Grantee. The fair market value of such Shares shall be determined based on the last reported sale price of a Share on the principal exchange on which Shares are listed or, if not so listed, on the NASDAQ Stock Market on the last trading day prior to the date of such grant or lapse of restriction. Any election pursuant to this Paragraph


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                    9(c)(ii) must be in writing made prior to the date specified by the Committee, and in any event prior to the date the amount of tax to be withheld or paid is determined. An election pursuant to this Paragraph 9(c)(ii) may be made only by a Grantee or, in the event of the Grantee's death, by the Grantee's legal representative. No Shares withheld pursuant to this Paragraph 9(c)(ii) shall be available for subsequent grants under the Plan. The Committee may add such other requirements and limitations regarding elections pursuant to this Paragraph 9(c)(ii) as it deems appropriate.

     10. CHANGES IN CAPITALIZATION
        --------------------------

         The aggregate number of Shares and class of Shares as to which Awards may be granted and the number of Shares covered by each outstanding Award shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Shares and/or other outstanding equity security or a recapitalization or other capital adjustment (not including the issuance of Shares and/or other outstanding equity securities on the conversion of other securities of the Company which are convertible into Shares and/or other outstanding equity securities) affecting the Shares which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Paragraph 10 and any such determination by the Committee shall be final, binding and conclusive.

     11. TERMINATING EVENTS
        -------------------

         The Committee shall give Grantees at least thirty (30) days' notice (or, if not practicable, such shorter notice as may be reasonably practicable) prior to the anticipated date of the consummation of a Terminating Event. The Committee may, in its discretion, provide in such notice that upon the consummation of such Terminating Event, any restrictions on Restricted Stock (other than Restricted Stock that has previously been forfeited) shall be eliminated, in full or in part. Further, the Committee may, in its discretion, provide in such notice that notwithstanding any other provision of the Plan or the terms of any Election made pursuant to Paragraph 8, upon the consummation of a Terminating Event, all Restricted Stock subject to an Election made pursuant to Paragraph 8 shall be transferred to the Grantee.

     12. AMENDMENT AND TERMINATION
        --------------------------

         The Plan may be terminated by the Board at any time. The Plan may be amended by the Board or the Committee at any time. No Award shall be affected by any such termination or amendment without the written consent of the Grantee.

     13. EFFECTIVE DATE
        ---------------

         The effective date of this amendment and restatement of the Plan is February 26, 2003. The adoption of this amendment and restatement of the Plan and the grant of Awards pursuant to this amendment and restatement of the Plan is subject to the approval of the

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

shareholders of the Company to the extent that the Committee determines that such approval (a) is required pursuant to the By-laws of the National Association of Securities Dealers, Inc., and the schedules thereto, in connection with issuers whose securities are included in the Nasdaq National Market System, or (b) is required to satisfy the conditions on Rule 16b-3. If the Committee determines that shareholder approval is required to satisfy the foregoing conditions, the Board shall submit the Plan to the shareholders of the Company for their approval at the first annual meeting of shareholders held after the adoption of the amended and restated Plan by the Board.

     14. GOVERNING LAW
         --------------

         The Plan and all determinations made and actions taken pursuant to the Plan shall be governed in accordance with Pennsylvania law.

         Executed as of the 26th day of February, 2003.

                               COMCAST CORPORATION



                                            BY: ____________________________




                                            ATTEST:_________________________



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